Exhibit 99.1

COMSTOCK RESOURCES, INC.

LETTER OF TRANSMITTAL AND CONSENT

Relating to

Offer to Exchange Any and All of the:

10% Senior Secured Notes due 2020

(CUSIP Nos. 205768 AK0 and
U2038J AC1)

for

up to $700,000,000 in Aggregate
Principal Amount of New Senior
Secured Toggle Notes due 2020

and

Warrants Exercisable for up to an
aggregate of 1,925,500 Shares of
Common Stock

7¾% Senior Notes due 2019 (CUSIP No. 205768 AH7) for up to $288,516,000 in Aggregate Principal Amount of New 7¾% Convertible Secured PIK Notes due 2019	9½% Senior Notes due 2020 (CUSIP No. 205768 AJ3) for up to $174,607,000 in Aggregate Principal Amount of New 9½% Convertible Secured PIK Notes due 2020

Solicitation of Consents to Proposed Amendments to the Related Indentures

Pursuant to the Preliminary Prospectus, dated August 31, 2016

(as the same may be supplemented or amended from time to time, the “Prospectus”)

THE EXCHANGE OFFER AND THE CONSENT SOLICITATION (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2016, UNLESS EXTENDED OR EARLIER TERMINATED BY US WITH RESPECT TO ANY OR ALL SERIES (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TO BE ELIGIBLE TO RECEIVE THE APPLICABLE EARLY EXCHANGE CONSIDERATION (AS DEFINED HEREIN), ELIGIBLE HOLDERS MUST TENDER THEIR OLD NOTES (AS DEFINED HEREIN) AT OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2016 UNLESS EXTENDED (SUCH TIME AND DATE WITH RESPECT TO AN EXCHANGE OFFER AND CONSENT SOLICITATION, AS IT MAY BE EXTENDED FOR SUCH EXCHANGE OFFER, THE “EARLY TENDER DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE 11:59 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2016 (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE “WITHDRAWAL DEADLINE”).

The Exchange Agent and the Information Agent for the Exchange Offer and Consent Solicitation is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers Call Collect: (212) 269-5550

All Others Call Toll Free: (877) 732-3619

Email: crk@dfking.com

By Facsimile Transmission (for Eligible Institutions only): (212) 709-3328

Confirmation: (212) 232-3235

Attn: Peter Aymar

By Mail, Overnight Carrier or Hand Delivery:

48 Wall Street, 22nd Floor

New York, New York 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND CONSENT, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW AND COMPLETING THIS LETTER OF TRANSMITTAL.

Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

The undersigned acknowledges that it has received the Prospectus as filed with the Securities and Exchange Commission dated August 31, 2016 and this Letter of Transmittal (as each may be amended or supplemented from time to time), copies of which accompany this letter (collectively, the “Offer Documents”), which together constitute the Company’s (i) offer to exchange any and all of the outstanding Old Notes for the exchange consideration, and (ii) solicitation of consent to the proposed amendments to the respective indentures governing the Old Notes (the “Proposed Amendments”), in each case, upon the terms and subject to the conditions, as described in the Offer Documents.

Comstock Resources, Inc. (the “Company”), is offering to exchange, upon the terms and subject to the conditions set forth in the Offer Documents, its outstanding 10% Senior Secured Notes due 2020 (the “Old Senior Secured Notes”), 7 3⁄4% Senior Notes due 2019 (the “Old 2019 Notes”), and 9 1⁄2% Senior Notes due 2020 (the “Old 2020 Notes”, and together with the Old Senior Secured Notes and the Old 2019 Notes, the “Old Notes”).

Holders of Old Notes that are validly tendered and not withdrawn in the Exchange Offer prior to the Early Tender Date will, subject to the terms and conditions of the Exchange Offer, receive for each $1,000 in principal amount of Old Notes so tendered, the following (the “Early Exchange Consideration”):

i.

For Holders of Old Senior Secured Notes, (a) $1,000 principal amount new Senior Secured Toggle Notes due 2020 (the “New Senior Secured Notes”) and (b) warrants exercisable for 2.75 shares of the Company’s common stock at an exercise price of $0.01 per share.

ii.	For Holders of Old 2019 Notes, $1,000 principal amount new 7 3⁄4% Convertible Secured PIK Notes due 2019 (the “New 2019 Convertible Notes”).

iii.	For Holders of Old 2020 Notes, $1,000 principal amount new 9 1⁄2% Convertible Secured PIK Notes due 2020 (the “New 2020 Convertible Notes”).

Together, the New Senior Secured Notes, the New 2019 Convertible Notes and the New 2020 Convertible Notes are referred to as the “New Notes.”

Holders of Old Notes that are validly tendered and not withdrawn in the Exchange Offer after the Early Tender Date and prior to the Expiration Date will, subject to the terms and conditions of the Exchange Offer, receive for each $1,000 in principal amount of Old Notes so tendered, the following (the “Late Exchange Consideration”):

i.

For Holders of Old Senior Secured Notes, (a) $950 principal amount New Senior Secured Notes and (b) warrants exercisable for 2.75 shares of the Company’s common stock at an exercise price of $0.01 per share.

ii.	For Holders of Old 2019 Notes, $950 principal amount New 2019 Convertible Notes.

iii.	For Holders of Old 2020 Notes, $950 principal amount New 2020 Convertible Notes.

The Early Tender Date and the Expiration Date are currently the same. Accordingly, all holders whose old notes are tendered and not validly withdrawn prior to the Expiration Date will receive the applicable Early Exchange Consideration. However, if we extend the Expiration Date past the Early Tender Date, holders whose old notes are tendered and not validly withdrawn prior to the Expiration Date but after the Early Tender Date will receive the applicable Late Exchange Consideration.

Concurrently with the Exchange Offer, the Company, pursuant to the Offer Documents, including this Letter of Transmittal, solicits (the “Consent Solicitation”) the consents (the “Consents”) from holders of the Old Notes to the Proposed Amendments. The Consent Solicitation will expire at the Expiration Time. In order to validly tender Old Notes for exchange, holders must also validly deliver and not revoke Consents prior to the Expiration Date with respect to those notes.

Holders who tender less than all of their Old Notes must continue to hold Old Notes in the minimum authorized denomination of $2,000 principal amount or in an integral multiple of $1,000 in excess thereof.

The New Notes will be issued in minimum denominations of $1.00 and in integral multiples thereof.

Holders who validly tender their Old Notes pursuant to the Exchange Offer will be deemed to have delivered their corresponding Consents by such tender. Additionally, the delivery of a Consent constitutes consent to all of the Proposed Amendments to the applicable Existing Indenture and the execution and delivery of the applicable Supplemental Indenture. The Company’s obligation to consummate the Exchange Offer is conditioned upon certain conditions, as described under “General Terms of the Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation” in the Prospectus.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE APPLICABLE OFFER DOCUMENTS, INCLUDING THIS LETTER OF TRANSMITTAL, MAY BE DIRECTED TO THE INFORMATION AGENT.

Only holders of Old Notes validly tendered at or prior to the Early Tender Date and not validly withdrawn by the Withdrawal Deadline will be eligible to receive the Early Exchange Consideration, and only owners of Old Notes validly tendered at or prior to the Expiration Date (but after the Early Tender Date) and not validly withdrawn by the Withdrawal Deadline will be eligible to receive the Late Exchange Consideration. See “General Terms of the Exchange Offer and Consent Solicitation—Procedures for Tendering Old Notes” in the Prospectus. The Exchange Offer may be extended, amended, terminated or consummated as provided in the applicable Offer Documents.

No alternative, conditional or contingent tender of Old Notes will be accepted. The undersigned waives all rights to receive notice of acceptance of such holder’s Old Notes for exchange.

For a holder to tender Old Notes pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with any signature guarantees and any other documents required by the instructions hereto (or an Agent’s Message, as described below, in lieu thereof) must be received by the Exchange Agent at the address or facsimile number set forth above either (i) prior to the Early Tender Date to receive the Early Exchange Consideration or (ii) after the Early Tender Date but prior to the Expiration Date to receive the Late Exchange Consideration, and the Old Notes must be transferred pursuant to the procedures for book–entry transfer described in the Prospectus and a Book–Entry Confirmation must be received by the Exchange Agent, or, if certificated, delivered with this Letter of Transmittal. We have not provided guaranteed delivery provisions in connection with the Exchange Offer and Consent Solicitation. You must tender your Old Notes and deliver the corresponding Consents in accordance with the procedures set forth herein.

In all cases, the exchange of Old Notes tendered and accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of:

•	a Book–Entry Confirmation with respect to such Old Notes (or, if certificated, Old Notes are to be delivered with this Letter of Transmittal);

•	this Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, or an Agent’s Message (as described below) in lieu thereof; and

•	any required signature guarantees and other documents required by this Letter of Transmittal.

In lieu of physically completing and signing the Letter of Transmittal and delivering it to the Exchange Agent, Depository Trust Company (“DTC”) participants may electronically transmit their acceptance of the Exchange Offer through the Automated Tender Offer Program (“ATOP”), for which the transaction is eligible. In accordance with ATOP procedures, DTC will then verify the acceptance of the Exchange Offer and send an Agent’s Message to the Exchange Agent for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of this Letter of Transmittal by the participant identified in the Agent’s Message. The Agent’s Message must be received by the Exchange Agent at or prior to the Expiration Date for the Exchange Offer for the tendering holders to be eligible to receive the applicable exchange consideration. An “Agent’s Message” is a message transmitted by DTC, received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from you that you have received the applicable Offer Documents including this Letter of Transmittal and agree to be bound by the terms of this Letter of Transmittal and that we may enforce such agreement against you. In addition, DTC participants may electronically deliver their consents pursuant to the Consent Solicitation as part of the electronic transmission of their acceptance of the Exchange Offer. Holders tendering through ATOP must provide the necessary representations and other relevant information to the Exchange Agent, electronically or otherwise, in order to be eligible to receive the consideration applicable to the Exchange Offer and Consent Solicitation. Holders tendering through ATOP do not need to complete and deliver this Letter of Transmittal to the Exchange Agent.

If a holder transmits its acceptance through the ATOP, delivery of such tendered Old Notes must be made to the Exchange Agent pursuant to the book–entry delivery procedures set in the Prospectus. Unless such holder delivers the Old Notes being tendered to the Exchange Agent by book–entry delivery, the Company may treat such tender as defective for purposes of delivery of tenders, acceptance for exchange and the right to receive New Notes. Delivery of documents to DTC (physically or by electronic means) does not constitute delivery to the Exchange Agent. If you desire to tender your Old Notes prior to either the Early Tender Date or the Expiration Date, you must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such date.

HOLDERS OF OLD NOTES, BY CAUSING THEIR OLD NOTES TO BE TENDERED ON THEIR BEHALF THROUGH ATOP, THEREBY AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AS DESCRIBED IN THE APPLICABLE OFFER DOCUMENTS, INCLUDING THIS LETTER OF TRANSMITTAL, AND CONSENT TO THE PROPOSED AMENDMENTS TO THE INDENTURE RELATING TO THE TENDERED OLD NOTES DESCRIBED IN THE OFFER DOCUMENTS.

If you are in a jurisdiction where offers to sell, or solicitations of offers to purchase, the securities offered by the Prospectus and this Letter of Transmittal are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the Exchange Offer does not extend to you.

The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer: The undersigned authorizes the Exchange Agent to deliver this Letter of Transmittal to Comstock Resources, Inc. as evidence of the undersigned’s tender of the Old Notes and consent to the Proposed Amendments to the Indenture relating to the tendered Old Notes described in the Offer Documents, and to report to American Stock Transfer & Trust Company, LLC, as Trustee, such tender and consent.

THE UNDERSIGNED MUST COMPLETE THE APPROPRIATE BOX(ES) BELOW WITH RESPECT TO THE OLD NOTES TO WHICH THIS LETTER OF TRANSMITTAL RELATES.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account Number in which Old Notes are Held (Please fill in, if blank	Aggregate Principal Amount of Old Notes Represented / Principal Amount Tendered(1)
	10% Senior Secured Notes due 2020 (CUSIP Nos. 205768 AK0 and U2038J AC1)	7 3⁄4% Senior Notes due 2019 (CUSIP No. 205768 AH7)	9 1⁄2% Senior Notes due 2020 (CUSIP No. 205768 AJ3)

Total Principal Amount Tendered:

(1)	Unless otherwise indicated in these columns, any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in this column.

If the space provided in the above form is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter of Transmittal.

TENDER OF OLD NOTES

☐ CHECK HERE IF OLD NOTES AND CORRESPONDING CONSENTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

DTC Account Number

Date Tendered

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING

INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

By the execution hereof, the undersigned hereby acknowledges receipt of the preliminary prospectus dated August 31, 2016 as filed with the Securities and Exchange Commission (the “Prospectus”), as may be amended or supplemented from time to time, of Comstock Resources, Inc., a Nevada corporation (the “Company”), and this letter of transmittal (as it may be supplemented and amended from time to time, this “Letter of Transmittal”) (collectively, the “Offer Documents”). We urge you to carefully review the applicable Offer Documents for the terms and conditions of the Exchange Offer. Certain terms used but not defined herein have the meaning given to them in the Offer Documents.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount or amounts of its Old Notes described in the box marked “Description of Old Notes Tendered.”

Subject to and effective upon the acceptance for exchange of the Old Notes tendered herewith, and the delivery of the exchange consideration upon the terms and conditions of the Exchange Offer, the undersigned hereby (1) irrevocably sells, assigns and transfers to the issuer of its Old Notes all right, title and interest in and to all such Old Notes as are being tendered herewith and (2) irrevocably appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the Company’s agent with respect to the tendered Old Notes with full power coupled with an interest) to (a) transfer ownership of the Old Notes on the account books maintained by the DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the issuer of its Old Notes, (b) present the Old Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Old Notes and (d) evidence the consent of the undersigned to the Proposed Amendments in any instrument embodying such consent, all in accordance with the terms of the Exchange Offer, as set forth in the Offer Documents.

If you have tendered Old Notes, you may withdraw those Old Notes prior to the Withdrawal Deadline by submitting a withdrawal instruction to DTC subject to the limitations and requirements described in “General Terms of the Exchange Offer and Consent Solicitation—Withdrawal of Tenders; Revocation of Consents” in the Prospectus.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire the exchange consideration upon the exchange of such tendered Old Notes and give the consent, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by us or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. The undersigned has received the applicable Offer Documents and agrees to all of the terms of the Exchange Offer.

The Company reserves the right not to accept as validly given any certification as to eligibility given by a holder of Old Notes if we have reason to believe that such certification has not properly been given or is otherwise incorrect. As it may be unlawful in certain jurisdictions to deliver (or be deemed to have delivered) exchange consideration to holders of Old Notes, such holders who are residents, citizens, nationals of or have otherwise some form of connection with certain jurisdictions are required to inform themselves about and observe any applicable legal requirements. It is the responsibility of any such holder wishing to accept the proposals to satisfy itself as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required and the compliance with any other necessary formalities.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in the Prospectus under the heading “General Terms of the Exchange Offer and Consent Solicitation—Procedures for

Tendering Old Notes” and in the instructions herein will, upon the Company’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and us upon the terms and subject to the conditions of the Exchange Offer.

Additionally, the undersigned understands that by tendering Old Notes in the Exchange Offer, the undersigned will be deemed to have consented to the Proposed Amendments to the respective indenture governing their Old Notes as described in the Prospectus under the heading “Proposed Amendments to Existing Indentures and Old Notes.” Holders may not tender their Old Notes pursuant to the Exchange Offer without delivering consents to the Proposed Amendments, and holders may not deliver consents to the Proposed Amendments pursuant to the Consent Solicitation without tendering their Old Notes.

The Exchange Offer is subject to certain conditions described in the section of the Prospectus entitled “General Terms of the Exchange Offer and Consent Solicitation—Conditions to the Exchange Offer and Consent Solicitation.” The undersigned understands that the Company’s obligation to accept for exchange Old Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer is subject to the conditions set forth in the Offer Documents. The undersigned recognizes that as a result of these conditions (certain of which may be waived, in whole or in part, by us), as more particularly set forth in the Offer Documents, we may not be required to accept for exchange or to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not accepted for exchange will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless otherwise indicated in the boxes entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this Letter of Transmittal, certificates for all securities issued as part of the exchange consideration in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of and delivered to the undersigned at the address shown below the signature of the undersigned. If securities are to be issued as part of the exchange consideration to a person other than the person(s) signing this Letter of Transmittal, or if securities delivered as part of the exchange consideration are to be mailed to someone other than the person(s) signing this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled “Special Delivery Instructions” or “Special Payment or Issuance Instructions” in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOXES ENTITLED “DESCRIPTION OF OLD NOTES TENDERED” AND SIGNING AND DELIVERING THIS LETTER, WILL HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOXES AND SHALL CONSENT TO THE PROPOSED AMENDMENTS TO THE RESPECTIVE INDENTURES DESCRIBED IN THE PROSPECTUS.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER AND CONSENT SOLICITATION IS SUBJECT TO THE MORE DETAILED TERMS AND CONDITIONS SET FORTH IN THE PROSPECTUS. IN CASE OF ANY CONFLICT BETWEEN THE TERMS AND CONDITIONS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND CONSENT, THE TERMS AND CONDITIONS OF THE PROSPECTUS SHALL PREVAIL.

REGISTERED HOLDERS OF OLD NOTES SIGN HERE

(In addition, complete IRS Form W-9 below or applicable IRS Form W-8)

PLEASE SIGN HERE	PLEASE SIGN HERE (if held jointly)
Authorized Signature of Registered Holder	Authorized Signature of Registered Holder (if held jointly)

Area Code and Telephone Number:	Area Code and Telephone Number (if held jointly):

Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:

Title:

Address:

Area Code and Telephone Number:

Date:

Taxpayer Identification or Social Security Number:

Name:

Title:

Address:

Area Code and Telephone Number:

Date:

Taxpayer Identification or Social Security Number:

SIGNATURE GUARANTEE

(If required, see Instruction 3)

Signature(s) Guaranteed by an Eligible Institution: Authorized Signature	Date:
Name of Eligible Institution Guaranteeing Signature:	Address:
Capacity (Full Title):
Area Code and Telephone Number:

SPECIAL PAYMENT OR ISSUANCE INSTRUCTIONS (See Instructions 4, 5 and 6)

To be completed ONLY if the exchange consideration for the Old Notes accepted for exchange is paid to, or any Old Notes that are not tendered or are not accepted are to be issued in the name of someone other than the undersigned.

Issue:        ☐ New Notes to:

                  ☐ Old Notes to:

                 (Check Appropriate Box)

Name(s)

Address:

Telephone #

(Taxpayer Identification or Social Security Number) ☐ Credit the exchange consideration and/or untendered Old Notes delivered by book-entry transfer to the DTC account set forth below:
(Account Number)
(Name of Account Party)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3, 4, 5 and 6)

To be completed ONLY if the exchange consideration or any Old Notes that are not tendered or are not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver:         ☐ New Notes to:

                      ☐ Old Notes to:

                      (Check Appropriate Box)

Name(s)

Address:

Telephone #

(Taxpayer Identification or Social Security Number) ☐ Credit the exchange consideration and/or untendered Old Notes delivered by book-entry transfer to the DTC account set forth below:
(Account Number)
(Name of Account Party)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Delivery of this Letter of Transmittal

All confirmations of any book-entry transfers delivered to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal or, in the case of a book-entry transfer, an appropriate Agent’s Message, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date (and prior to the Early Tender Date to receive the Early Exchange Consideration). The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, bank, trust company, other nominee or custodian and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder’s behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing this Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date and/or the Early Tender Date by complying with certain conditions set forth in the applicable Offer Documents.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR DTC.

2.	Certificated Notes

If you hold Old Notes in physical, certificated form, you need to deliver them with this Letter of Transmittal.

3.	Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures;

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

Signatures on all Letters of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), unless the Old Notes tendered thereby are tendered (i) by a holder of Old Notes who has not completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment or Issuance Instructions” on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Old Notes are registered in the name of a person other than the signer of the Letter of Transmittal or if Old Notes not accepted for purchase or not tendered are to be returned to a person other than the holder, then the signatures on the Letters of Transmittal accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above.

If this Letter of Transmittal is signed by the registered holder or holders of Old Notes listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, with the signature on the Old Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Old Notes are tendered for the account of an Eligible Institution).

If Old Notes are to be tendered by any person other than the person in whose name the Old Notes are registered, the Old Notes must be endorsed or accompanied by an appropriate written instrument or instruments of transfer executed exactly as the name or names of the holder or holders appear on the Old Notes, with the signature(s) on the Old Notes or instruments of transfer guaranteed as provided above, and this Letter of Transmittal must be executed and delivered either by the holder or holders, or by the tendering person pursuant to a valid proxy signed by the holder or holders, which signature must, in either case, be guaranteed as provided below.

4.	Special Issuance, Delivery and Payment Instructions

Tendering holders should indicate, in the applicable box, the account at DTC in which the exchange consideration is to be issued and deposited, if different from the accounts of the person signing this Letter of Transmittal.

Tendering holders should indicate, in the applicable box, the name and address in which Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered, if different from the names and addresses of the person signing this Letter of Transmittal.

In the case of issuance or payment in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the exchange consideration (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder’s account at DTC, as applicable.

5.	Transfer Taxes

The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, transfer taxes are payable in circumstances where certificates representing the securities issued as part of the exchange consideration or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered or where tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 5, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

6.	Waiver of Condition

We reserve the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Offer Documents.

7.	Requests for Assistance or Additional Copies

Questions and requests for assistance relating to the Offer Documents, including this Letter of Transmittal and other related documents and relating to the procedure for tendering may be directed to the Exchange Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offer Documents may be directed to the Information Agent at the address and telephone number set forth above.

8.	Validity and Form

All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange or purchase of any tendered Old Notes pursuant to any of the instructions in this Letter of Transmittal, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its absolute discretion, which determination will be final and binding. We reserve the absolute right to reject any or all tenders of any Old Notes determined by us not to be in proper form, or if the acceptance of, or exchange of, such Old Notes may, in the opinion of counsel for us, be unlawful. We also reserve the right to waive any conditions to any offer that we are legally permitted to waive.

Tender of Old Notes will not be deemed to have been validly made until all defects or irregularities in such tender have been cured or waived. All questions as to the form and validity (including time of receipt) of any delivery will be determined by the Company in its absolute discretion, which determination shall be final and binding. None of the Company, the Exchange Agent, the Information Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Old Notes, or will incur any liability for failure to give any such notification.

9.	Important Tax Information

YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY YOU, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON YOU UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) ANY SUCH DISCUSSION IS INCLUDED HEREIN IN CONNECTION WITH THE SOLICITATION BY THE ISSUER OF TENDERS AND THE PROMOTION OR MARKETING OF THE TRANSACTIONS DISCUSSED HEREIN AND IN THE OTHER OFFER DOCUMENTS; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Under current United States federal income tax law, the Exchange Agent (as payor) may be required to withhold a portion of any payments (including payments with respect to accrued interest) made to certain holders (or other payees) pursuant to the Exchange Offer and other transactions described in the Prospectus. To avoid backup withholding, each tendering United States holder or other United States payee should provide the Exchange Agent with its correct taxpayer identification number (“TIN”) and certify that it is not subject to backup withholding by completing Form W-9 of the United States Internal Revenue Service (the “IRS”), or otherwise establish an exemption from the backup withholding rules. In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the United States holder (or other payee) may be subject to a $50 penalty imposed by the IRS. If an exemption from backup withholding is not established, any reportable payments will be subject to backup withholding at the applicable rate, currently 28%. Such reportable payments generally will be subject to information reporting, even if an exemption from backup withholding is established. If a United States holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such United States holder should write “Applied For” in the space provided for the TIN in Part I of Form W-9, sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number below. If “Applied For” is written in Part I and the Exchange Agent is not provided with a TIN prior to the date of payment, the Exchange Agent will withhold 28% of any reportable payments made to the United States holder. For further information concerning backup withholding and instructions for completing the attached Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if the Old Notes are held in more than one name), consult the instructions in Form W-9. All IRS forms mentioned herein may be obtained on the IRS website at www.irs.gov.

Certain persons (including, among others, corporations and certain non-United States persons) are not subject to these backup withholding and reporting requirements. Exempt United States persons should indicate their exempt status on Form W-9. A non-United States Holder generally will not be subject to backup withholding with respect to any reportable payments (including payments with respect to accrued interest) as long as (1) the payor or broker does not have actual knowledge or reason to know that the holder is a U.S. person, and (2) the holder has furnished to the payor or broker a properly executed applicable IRS Form W-8 (or a successor form) certifying, under penalties of perjury, its status as a non-United States person or otherwise establishes an exemption. An IRS Form W-8 can be obtained from the Exchange Agent or the IRS website at www.irs.gov. Holders should consult their tax advisors as to any qualification for exemption from backup withholding and the procedure for obtaining the exemption. Backup withholding is not an additional United States federal income tax. Rather, the amount of United States federal income tax withheld will be creditable against the United States federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of United States federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS.

Payment of interest (including original issue discount) to non-United States holders may be subject to a 30% United States withholding tax, or a lower rate under an applicable treaty. Interest may be exempt from withholding if it qualifies as “portfolio interest” to the non-United States holder. In order to claim a lower rate or exemption, a non-United States Holder must furnish a properly executed applicable IRS Form W-8 (or a successor form) claiming a lower rate or exemption. Non-United States Holders should consult their tax advisors as to any qualification for a lower rate under an applicable treaty or exemption from withholding.

A person’s failure to complete Form W-9, applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Old Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the Exchange Offer and other transactions described in the Prospectus.

NOTE: FAILURE TO COMPLETE AND RETURN FORM W-9 (OR FORM W-8, AS APPLICABLE) MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND OTHER TRANSACTIONS DESCRIBED IN THE PROSPECTUS. PLEASE REVIEW FORM W-9 AND INSTRUCTIONS CONTAINED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS OR CONTACT THE EXCHANGE AGENT FOR THE APPLICABLE FORM W-8.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

As described above, please complete the “Certificate of Awaiting Taxpayer Identification Number” on the following page if you are a United States holder that has not been issued a TIN and has applied for, or intends to apply for in the near future, a TIN.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number by the time of payment, a portion (currently 28%) of all reportable payments made to me will be withheld and remitted to the Internal Revenue Service.

SIGNATURE	DATE

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	1	Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
	2	Business name/disregarded entity name, if different from above
	3	Check appropriate box for federal tax classification; check only one of the following seven boxes:

4 Exemptions (codes apply only to

certain entities, not individuals; see

instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting

code (if any)

(Applies to accounts maintained outside the
U.S.)

	☐	Individual/soleproprietor or single-member LLC	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ ☐

Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.

Other (see instructions) ▶

	5	Address (number, street, and apt. or suite no.)							Requester’s name and address (optional)
	6	City, state, and ZIP code
	7	List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Social security number

–	–
or

Note. If the account is in more than one name, see the instructions for line 1 and the chart on page 4 for guidelines on whose number to enter.	Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

Form W-9 (Rev. 12-2014)	Page 2

trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner’s name

Form W-9 (Rev. 12-2014)	Page 3

on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions

Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

Form W-9 (Rev. 12-2014)	Page 4

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity[4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Form W-9 (Rev. 12-2014)	Page 5

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Dealer Manager for the Exchange Offer is:

BofA Merrill Lynch

The Hearst Building

214 North Tryon Street, 14th Floor

Charlotte, North Carolina 28255

Attention: Debt Advisory

Collect: (980) 388-4813 and (646) 855-2464; Toll-Free: (888) 292-0070